The right way to bank. Exhibit 99.1

Forward Looking
Statements
Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange  Act of 1934.  Such forward-
looking statements may be identified by reference to a future period or periods, or by the use of forward-
looking terminology, such as “may”, “will”, “believe”, “expect”, “estimate”, “anticipate”, “continue”, or similar terms or variations on those terms, or the negative of those terms.  Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which ESSA Bancorp, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  The Company wishes to advise readers that the factors listed above could affect the company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.  The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated event.

We want to: •Grow the bank •Earn A Profit •Serve our customers, shareholders, employees and community •Remain Independent Our business strategy remains the same

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$725,796
$910,415
$993,482
$1,042,119
$1,071,997
Year ending 9/30/06
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10

ESSA Bancorp

Grow Total Assets up $29.9 million. Total Assets ($’s in thousands)

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$402,153
$384,716
$370,529
$408,855
$540,410
Year ending 9/30/06
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10

ESSA Bancorp

Deposits increased $131.6 million. Grow Deposits ($'s in thousands)

Summary of Deposits

Offices and Deposits of all FDIC-Insured Institutions

Deposit Market Share Report

Deposits as of: June 30, 2010

Sorted By: Market Share

Selected Market					June 30, 2010				
State: PENNSYLVANIA	County: MONROE	City: ALL	Zip Code: ALL		Outside of Market		Inside of Market		
Institution Name	CERT	State (Hqtrd)	Bank Class	State/ Federal Charter	No. of Offices	Deposits ($000)	No. of Offices	Deposits ($000)	Market Share
ESSA BANK&TRUST	28262	PA	SA	State	4	8,868	13	513,565	23.53%
PNC BANK NATIONAL ASSN	6384	DE	N	Federal	2,593	176,887,233	9	461,187	21.13%
FIRST NB OF PALMERTON	7675	PA	N	Federal	6	308,845	5	251,736	11.53%
CITIZENS BANK OF PA	57282	PA	SB	State	393	22,498,697	5	187,596	8.59%
WELLS FARGO BANK NA	3511	SD	N	Federal	6,579	719,055,566	3	186,434	8.54%
FIRST KEYSTONE NATIONAL BANK	7404	PA	N	Federal	11	493,528	4	118,761	5.44%
NBT BANK NATIONAL ASSN	7230	PA	N	Federal	117	4,024,747	6	88,990	4.08%
NATIONAL PENN BANK	7414	PA	N	Federal	127	6,306,591	3	80,996	3.71%
FIRST NIAGARA BANK NA	16004	NY	N	Federal	265	13,824,777	1	56,252	2.58%
WAYNE BANK	698	PA	NM	State	9	365,067	2	42,824	1.96%
PENN SECURITY BANK&TRUST CO	463	PA	NM	State	10	611,870	2	42,413	1.94%
COMMUNITY BANK&TRUST CO	14530	PA	SM	State	14	541,353	1	35,409	1.62%
NORTH PENN BANK	31188	PA	SB	State	3	96,605	2	32,998	1.51%
CITIZENS SAVINGS BANK	31184	PA	SA	Federal	6	256,287	1	30,093	1.38%
MANUFACTURERS&TRADERS TR CO	588	NY	SM	State	757	46,889,399	1	27,327	1.25%
FIRST NATIONAL CMTY BANK	7472	PA	N	Federal	20	1,001,262	3	24,665	1.13%
WOODFOREST NATIONAL BANK	23220	TX	N	Federal	566	2,828,693	2	1,528	0.07%
Number of Institutions in the Market: 17				TOTALS	11,480	995,999,388	63	2,182,774	100.00

Bank Charter Class:
N - National Bank
SM - Federal Reserve Member
NM - Federal Reserve Nonmember
SA - Savings Association
SB - FDIC Savings Bank
OI - U.S. Branches Foreign Banks

ESSA Bancorp

Deposit market share grew 3.87%, moving ESSA into the #1 position in our primary market. Grow Source: www.FDIC.gov

Loans ($'s in thousands)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$556,677
$619,845
$706,890
$733,580
$730,842
Year ending 9/30/06
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10

ESSA Bancorp

While we all heard that other banks weren’t lending, ESSA closed loans totaling over $123 million in 2010. Grow

Commercial Loan Portfolio ($'s in thousands)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$53,638
$66,146
$81,492
$84,492
$94,625
Year ending 9/30/06
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10
Commercial Real Estate Loans
Commercial Loans

ESSA Bancorp

Our commercial loan portfolio has grown to nearly $100 million; most of that growth is in commercial real estate loans which have shorter durations and higher yields. Grow

Route 390, Mountainhome
Inside Weis Markets, North Cedar Crest Blvd., Allentown
Inside Weis Markets, Crawford Drive, Bethlehem
Inside Weis Markets, Route 873, Schnecksville
Added 4 new branches, 1 in current
market area and 3 in Lehigh Valley
expanding our footprint.
Grow

Clifton
Bear Lake Rd
Gouldsboro State Park
State Game Lands Number 91
State Gamelands 127
Flying Dollar Airport
Canadensis
Thornhurst
State Game Lands Number 127
Tobyhanna
Mountainhome
State Game Lands Number 221
Rocky Hill
Unity House
Tamiment
Pocono Mountains Municipal Airport
Mt Pocono
Paradise Valley
Pocono Pines
Pocono Lake
Pocono Manor
Swiftwater
Henryville
Blakeslee
Bushkill
Meisertown
Scotrun
Lake Harmony
Long Pond
State Game Land
State Game Lands Number 38
Big Pocono State Park
Tannersville
Stroudsburg-Pocono Airpark
Albrightsville
Reeders
Shawnee
Bartonsville
Stroudsburg
Worthington
Delaware Water Gap
Jackson
Christmans
Jonas
Bethlehem Municipal Water Auth
Effort
Stateford
Brodheadsville
Kresgeville
Gilbert
Scotia
Portland
Columbia
Knowlton
Mt Bethel
Saylorsburg
Delaware
Ramseysburg
Roseto
East Bangor
Pen Argyl
Bangor
Beltzville State Park
Jenny Jump
Hope
Pennsylvania
New Jersey

ESSA Bancorp

ESSA Bank & Trust Branches Monroe County (13 branches).

Long Pond
Hickory Run State Park
476
Albrightsville
State Game Lands Number 38
Tannersville
Reeders
Bartonsville
East Stroudsburg
Stroudsburg
Worthington State Forest
Blairstown
80
Jonas
Christmans
Weatherly
Lehigh Gorge State Park
33
Effort
Brodheadsville
Sciota
Slateford
Portland
Bethlehem Municipal Water Auth
Kresgeville
Gilbert
Saylorsburg
Mt Bethel
Allamuchy-Panther Valley
Jim Thorpe
Beltzville State Park
Roseto
Great Meadows-Vienna
Hacketts
Nesquehoning
Kunkletown
Wind Gap
Bangor
Lehighton
Weissport
Parryville
Belvidere
Palmerton
State Game Lands No 168
Oxford
Bowmanstown
Danielsville
Port Murray
Lehigh Gap
Belfast
Brass Castle
Eastlawn Gardens
Stockertown
Washington
Andreas
Slatington
Cherryville
Nazareth
Tatamy
Bath
Germansville
Glen Gardner
Asbury
Northampton
Palmer Heights
Easton
Phillipsburg
New Tripoli
Coplay
22
Wilson
Alpha
High Bridge
Lynnport
Hokendauqua
Catasauqua
Old Orchard
Middletown
Bloomsbury
78
Orefield
Fullerton
Bethlehem
Annandale
Kempton
Clinton
Stony Run
Allentown
Fountain Hill
Riegelsville
Pittstown
Krumsville
Fogelsville
Hellertown
Durham
Milford
Ancient Oaks
Kintnersville
Emmaus
Brenigsville
Frenchtown
Kutztown
Alburtis
Macungie
Coopersburg
State Game Lands Number 157
Flemington
Topton
Mertztown
Shimerville
Erwinna
Lyons

ESSA Bancorp

ESSA Bank & Trust Branches Lehigh Valley (4 branches).

$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
$3,954
-$5,126*
$6,077
$6,556
$4,512
Year ending 9/30/06
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10

ESSA Bancorp

Profit Net Income of $4.5 million. *Negative income in 2007 due to funding of ESSA Foundation Net Income ($'s in thousands)

Profit
Stock Repurchases completed are at 25% with
another 5% approved in October 2010.
Completion Date Percentage of Shares
Approved for
Purchase
Number of Shares
Purchased
June 2009 15% 2,547,135
October 2010 10% 1,499,100
TBA 5% TBD

Serve
Value for our customers - satisfying their wants
and needs.
Products
ACH Origination
eDeposit Remote Deposit Capture
Credit Cards
Personnel
New Commercial Loan Officer for the Lehigh Valley
New Trust Officer for the Lehigh Valley
New Cash Management Officer
Increased Convenience
eStatements
Additional Branch Locations
Supermarket Branches with 7-Day Banking & Extended
Hours

Serve
Value for our employees -
we believe our employees are
our most important asset and provide them with a work
environment which is “the best in town”.
Operational Upgrades
Equipment Upgrades – work stations updated with ergonomic components and newer systems; new phone system and addition of AT&T Connect
Teleconferencing & Webcasting make it possible for all employees to attend important meetings and training sessions
Training  - expanded online training & educational opportunities allowing employees to work better and to advance
Technology – SCO (Source Capture Optimization) – new system for imaging substitute checks allowing faster, more efficient processing which increased accuracy and improved overall productivity

Serve
Value for our community – making the
community a better place to live.
Serve the Community
ESSA Foundation – private foundation established to enhance housing programs, parks &
recreation, educational programs, community health and the arts
ESSA employee volunteers – Many employees volunteer their time to organizations in the communities where they work and live
Bank sponsorships and charitable donations to local nonprofit organizations seeking to better the community
ESSA’s Topix for Women Brown Bag Lunch Seminars – quarterly seminars to educate the public on topics of importance such as health, safety and financial issues

0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.47
0.39
0.47
0.36
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10

Quarterly Dividends

0.06
0.05
0.04
0.03
0.02
0.01
0
Quarter ended 12/31/08
Quarter ended 3/31/09
Quarter ended 6/30/09
Quarter ended 9/30/09
Quarter ended 12/31/09
Quarter ended 3/31/10
Quarter ended 6/30/10
Quarter ended 9/30/10

ESSA Bancorp

Value for our shareholders. Serve Earnings Per Share

140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
4/4/07
9/30/07
3/31/08
9/30/08
3/31/09
9/30/09
3/31/10
9/30/10
ESSA Bancorp, Inc.
SNL Thrift Index
Russell 2000

ESSA Bancorp

Independent Since conversion to public company in 2007, ESSA has consistently outperformed the SNL Thrift Index and the Russell 2000 Index. Total Stock Return Performance

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.1%
16.6%
15.5%
15.2%
15.1%
Year ending 9/30/06
Year ending 9/30/07
Year ending 9/30/08
Year ending 9/30/09
Year ending 9/30/10

ESSA Bancorp

Independent Tangible common equity to total assets ratio of 15.1%. Tangible Common Equity to Total Assets Ratio

We strive to do what is right for the communities we serve and for every
customer,
every
employee and
every
shareholder
every
day.
Consistently making the right choices to accomplish our mission within the parameters of our guiding principles allows us to
grow
the bank,
earn a
profit
and
serve
all of our stakeholders. As a result, we remain
independent
and continue to provide value to those we serve.
Our business strategy
remains the same